UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LadRx Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LadRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

July 28, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of LadRx Corporation (the “Company”). The meeting will be held at the Company’s corporate offices, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049 at 10:00 A.M., local time, on Wednesday, September 6, 2023.

The Notice of Meeting and the proxy statement (the “Proxy Statement”) on the following pages cover the formal business of the Annual Meeting.

Your vote is very important. Whether or not you plan to attend or participate in the Annual Meeting, we encourage you to read the Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section in the Proxy Statement entitled “How can I vote my shares?” and the instructions on the proxy card or proxy materials you receive from your broker, bank or other intermediary.

Thank you for being a LadRx stockholder.

Sincerely,

/s/ Stephen Snowdy
Stephen Snowdy
Chief Executive Officer

LadRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on September 6, 2023

Notice is hereby given to the holders of the common stock, $0.001 par value per share (the “Common Stock”) of LadRx Corporation (the “Company”) that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the Company’s corporate offices at 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049 at 10:00 A.M., local time, on Wednesday, September 6, 2023, for the following purposes:

●	The election of one Class II director to serve until the 2026 Annual Meeting of Stockholders;

●	The approval to amend the Company’s governing documents (Restated Certificate of Incorporation and By-Laws) to declassify the structure of the Board, such that each director standing for election shall only be eligible to be elected for one-year terms;

●	The ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

●	The approval, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;

●	The approval, on an advisory, basis, regarding the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; and

●	The transaction of such other business as may properly come before the Annual Meeting and at any postponement or adjournment thereof.

Only those stockholders of record at the close of business on July 14, 2023, are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer, Treasurer and Senior Vice President

July 28, 2023

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on September 6, 2023:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement,

are available at http://materials.proxyvote.com/232828707.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

TABLE OF CONTENTS

PROXY STATEMENT	1
GENERAL INFORMATION	1
PROPOSAL 1 — ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
EXECUTIVE COMPENSATION	17
COMPENSATION OF DIRECTORS	24
PAY VERSUS PERFORMANCE	25
PROPOSAL 2 — AMENDMENTS TO OUR GOVERNING DOCUMENTS TO DECLASSIFY THE STRUCTURE OF OUR BOARD OF DIRECTORS	27
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR	29
PROPOSAL 4 — ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	30
PROPOSAL 5 — ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	31
STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	32
OTHER MATTERS	33
WHERE YOU CAN FIND MORE INFORMATION	33

LadRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

To be held on September 6, 2023

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished to holders of the common stock, $0.001 par value per share (the “Common Stock”) of LadRx Corporation, a Delaware corporation (“we,” “us,” “our,” “LadRx” or the “Company”), in connection with the solicitation of proxies by our board of directors (the “Board of Directors” or “Board”) on behalf of the Company for use at our Annual Meeting of Stockholders to be held at the Company’s corporate offices, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049, local time, on Wednesday, September 6, 2023 and at any postponement or adjournment thereof.

This Proxy Statement and the accompanying proxy materials are first being furnished to our stockholders on or about August 2, 2023. Our Board of Directors is asking you to vote your shares as described below. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously submitted a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, to our stockholders via the Internet. We are mailing to certain of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how to access our proxy materials on the Internet and how to vote. Other stockholders, in accordance with their prior requests, will receive an email with instructions on how to access our proxy materials and vote, or will be mailed paper copies of our proxy materials and a proxy card or voting form. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice of Internet Availability.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available on the Internet at: http://www.ladrxcorp.com/investor-relations/sec-filings/.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” We have designated Mr. John Y. Caloz, our Chief Financial Officer and Senior Vice President, as the proxy holder for the Annual Meeting. By completing, signing and returning the accompanying proxy card, you are authorizing Mr. Caloz, to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is advisable to complete, sign and return your proxy card before the Annual Meeting date just in case your plans change. You may vote, in person, at the Annual Meeting even if you have previously returned a proxy. If you hold shares through a broker, bank or similar organization, you must provide a copy of the proxy from the broker or other agent.

What is a Proxy Statement?

This Proxy Statement is a document that regulations of the SEC require us to give you when we ask you to sign a proxy card designating Mr. Caloz as proxy to vote on your behalf at the Annual Meeting.

1

What is in this Proxy Statement?

This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision.

What am I voting on?

Proposal 1: The election of one Class II director to serve until the 2026 Annual Meeting of Stockholders.

Proposal 2: The amendments to our governing documents (Certificate of Incorporation and Bylaws) to declassify the structure of the Board of Directors, such that each director standing for election shall only be eligible to be elected for one-year terms.

Proposal 3: Ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 4: An advisory proposal (non-binding) regarding the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 5: An advisory proposal (non-binding) regarding the frequency of future stockholder advisory votes on the compensation paid to our named executive officers.

Who is entitled to vote at and attend the Annual Meeting?

Only stockholders of record, including holders of our Common Stock, at the close of business on July 14, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. The Record Date is established by the Board as required by Delaware law. On the Record Date, 495,092 shares of our Common Stock were issued and outstanding.

Attendance at the Annual Meeting will be limited to stockholders or their proxy holders. If you are a proxy holder for a stockholder whose shares are registered in his or her name, you must provide a copy of the proxy from the stockholder of record. If you hold shares through a broker, bank or similar organization, you must provide a copy of the proxy from the broker or other agent. Each attendee must also present valid photo identification, such as a driver’s license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

How can I vote my shares?

Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by the following means:

(1) By mail — Complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.

(2) By telephone — If you are a stockholder of record or a record holder that has shares of our Common Stock registered in their names with our transfer agent, Equiniti Trust Company, please submit your proxy by calling 1-800-690-6903 specified on your paper copy of the proxy card you received if you received a printed set of the proxy materials. If you are a beneficial owner, who owns shares that are held in ‘street name” through a broker, bank or other intermediary, please submit your vote by calling 1-800-454-8683 specified on your voting instruction form. You must have your sixteen-digit control number that appears on your proxy card or voting instruction form available when submitting your proxy over the telephone.

2

(3) By Internet — If you received a Notice of Internet Availability by mail, you can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability. If you received a Notice of Internet Availability or proxy materials by email, you may submit your proxy or voting instructions over the Internet by following the instructions included in the email. If you received a printed set of the proxy materials by mail, including a paper copy of the proxy card or voting instruction form, you may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.

If your control number is not recognized, please refer to your proxy card or voting instruction form for specific voting instructions.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What if I change my mind after I return my proxy card?

You may revoke your proxy card and change your vote by:

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	voting in person at the Annual Meeting.

However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy card?

If your shares are held in street name, your brokerage firm may vote your shares without your instructions only under certain circumstances.

Brokerage firms have authority under the rules of the New York Stock Exchange (“NYSE”) to vote customers’ unvoted shares on “routine” matters only. Under these rules, Proposals 1, 2, 4 and 5 are considered non-routine, so if you do not give your broker instructions, your shares will be treated as broker non-votes and will not be voted with respect to each of Proposals 1, 2, 4 and 5. Proposal 3 is considered a routine matter.

If you do not return a proxy card to vote your shares, your brokerage firm may either:

●	vote your shares on Proposal 3 only; or

●	leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by returning your proxy card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this Proxy Statement.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of NYSE that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 3 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 2, 4 and 5.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Equiniti Trust Company, our transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What constitutes a quorum?

Our Amended and Restated By-Laws (“Bylaws”), provide that the presence, in person or by proxy, at the Annual Meeting of the holders of one-third of outstanding shares of our stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes (shares held by a broker or nominee that has no authority to vote upon a particular matter) also will be counted as shares present for purposes of establishing a quorum. On the Record Date, there were 495,092 shares of our Common Stock issued and outstanding.

Regardless of whether a quorum is present at the Annual Meeting, the vote of a majority of the shares of stock present in person or represented by proxy at the meeting may adjourn the Annual Meeting to a later date or dates, without notice other than announcement at the Annual Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What are the voting rights of our stockholders?

As of the Record Date, 495,092 shares of Common Stock were outstanding.

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting.

With respect to Proposal 1, the election of a director, who will be elected by a plurality of the votes cast for such Class, you may vote “FOR” or “WITHHOLD AUTHORITY” with respect to the nominee. In tabulating the voting results for the election of directors, only “FOR” votes will be counted. Abstentions and broker non-votes will not be considered as votes cast on Proposal 1 and therefore will not affect the outcome of Proposal 1.

With respect to each of Proposals 2, 3, and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes will have no effect on the outcome of Proposals 2, 3 and 4. With respect to Proposal 5, you may vote “one year”, “two years,” “three years” or “WITHHOLD AUTHORITY”.

Abstentions will have the effect of a vote against Proposals 2, 3 and 4, since the shares underlying an abstention will be counted as present at the Annual Meeting, but will have no effect on the outcome of Proposal 5.

4

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What happens if a director nominee is unable to stand for election?

Our Board of Directors may select a substitute nominee. If you have completed, signed and returned your proxy card, Mr. Caloz can vote your shares for the substitute nominee.

What are the Board’s recommendations?

The recommendations of our Board of Directors are set forth together with the description of each Proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

●	“FOR” election of one Class II director as named in this Proxy Statement to serve until the 2026 Annual Meeting of Stockholders, as described in Proposal 1;

●	“FOR” the approval of the amendments to our governing documents to declassify the structure of the Board, such that each director standing for election shall only be eligible to elected for one-year terms, as described in Proposal 2;

●	“FOR” ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the year ending December 31, 2022, as described in Proposal 3;

●	“FOR” the approval on an advisory basis of the compensation paid to our named executive officers, as described in Proposal 4; and

●	“THREE YEARS” for the frequency of holding future stockholder advisory votes on the compensation paid to our named executive officers, as described in Proposal 5.

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED IN ACCORDANCE WITH OUR BOARD OF DIRECTORS’ RECOMMENDATIONS IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish the final results in a Current Report Form 8-K to be filed with the SEC. You may obtain a copy of the Form 8-K by contacting us at (310) 826-5648 or at an SEC public reference room. For the location of an SEC public reference room, please contact the SEC at (800) SEC-0330.

You can also read the Form 8-K that will contain the voting results on the Internet at www.ladrxcorp.com or through the SEC’s electronic data system called EDGAR at www.sec.gov.

5

How do I receive an annual report?

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) is being delivered with this Proxy Statement. The Annual Report is also available on our website at www.ladrxcorp.com/investor-relations/sec-filings/ and on the SEC’s website at www.sec.gov. The Annual Report available on our website includes a letter to stockholders from our Chief Executive Officer. Copies of exhibits to the Annual Report will be made available for a reasonable charge upon written request to LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

We encourage you to review our periodic reports filed with the SEC, including, but not limited to, our most recent Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023.

Who is being nominated for director?

The Class II director candidate nominated for election at the Annual Meeting is Mr. Joel Caldwell.

Why are the compensation proposal (Proposal 4) and the frequency proposal (Proposal 5) being included among the items to be considered at the Annual Meeting?

We have included the compensation proposal (Proposal 4) and the frequency proposal (Proposal 5) among the items to be considered at the Annual Meeting in order to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act.

Who is our independent registered public accounting firm and will they be represented at the Annual Meeting?

Weinberg & Company served as the independent registered public accounting firm auditing and reporting on our financial statements for the year ended December 31, 2022. We expect that representatives of Weinberg & Company will be present telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

Who will serve as inspector of election at the Annual Meeting?

Broadridge Financial Solutions will count the votes at the Annual Meeting and Mr. Caloz will act as the inspector of election (scrutineer).

What is “householding” and how does it affect me?

We and some US brokers have adopted “householding,” a procedure under which shareholders who have the same address will receive a single Notice of Internet Availability or set of proxy materials, unless one or more of these shareholders provides notice that they wish to continue receiving individual copies. If you participate in householding and wish to receive a separate Notice of Internet Availability or set of proxy materials, or if you wish to receive separate copies of future notices, annual reports, and proxy statements, please contact your broker directly, or our Corporate Secretary at LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, we have elected to distribute proxy information in this manner.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Corporate Secretary at LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California.

6

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board of Directors has fixed the number of our directors at four. Our Restated Certificate of Incorporation (“Certificate of Incorporation”) and our Bylaws provide for the classification of our directors into three classes, which we refer to as Class I, Class II and Class III, with each class to consist as nearly as possible of an equal number of directors. One class of directors is to be elected at each annual meeting of stockholders to serve for a term of three years.

The Board of Directors has fixed the number of Class II directors to be elected to the Board at this Annual Meeting at one director.

Information concerning our director nominee, as well as the directors whose terms of office will continue after the Annual Meeting, is set forth below. Each director’s age is indicated in parentheses after his or her name.

Class II — Nominee to Serve as Director Until the 2026 Annual Meeting of Stockholders

Joel K. Caldwell (68) was appointed to serve as a director of our Company and became the Chairman of the Audit Committee in July 2017. He brings more than 30 years of experience in tax matters, finance and internal auditing. Mr. Caldwell retired from Southern California Edison, one of the nation’s largest public utilities, where he had been employed for 28 years in various executive-level accounting and finance positions covering Internal Audits, Executive Compensation, Long Term Finance, Employee Benefits and, most recently prior to his retirement, Sarbanes-Oxley Internal Controls Compliance. He also worked in public accounting at the firm of Arthur Andersen & Co. Mr. Caldwell volunteers his business skills, serving as a financial advisor on the board of trustees of a charitable organization, and continues his involvement with track and field sports by volunteering as a meet official at Pacific Palisades Charter High School. He holds B.S. and M.B.A. degrees from the University of California, Berkeley. Mr. Caldwell has been a Certified Public Accountant in California since 1982 and a Certified Internal Auditor since 1986. He is a member of both the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. His diverse background in accounting, auditing and finance will provide the board with a balanced perspective to enhance its stewardship of the Company.

Vote Required

The affirmative vote of a plurality of the shares entitled to vote at the Annual Meeting on Proposal 1 is required for the election of a director. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the results of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. CALDWELL AS OUR CLASS II DIRECTOR.

Continuing Directors

The following is a description of the incumbent Class I and Class III directors whose terms of office will continue after the Annual Meeting:

Class I — Director Serving Until the 2025 Annual Meeting of Stockholders

Cary Claiborne (62) was appointed to serve as a director of our Company in July 2022. Mr. Claiborne has served on the Board of Directors of NeuroSense Therapeutics since December 2021, where he also serves as chair of the audit committee. Mr. Claiborne has served as the Chief Executive Officer since August 18, 2022 and prior to that as Chief Operating Officer since December 2021 and a director since November 2021 for Adial Pharmaceuticals Inc. (“Adial”) a public biopharmaceutical company. Prior to joining Adial, Mr. Claiborne served as the CEO of Prosperity Capital Management, LLC, a U.S.-based private investment and advisory firm that he founded. From 2014 until 2017, Mr. Claiborne served as the Chief Financial Officer and board member of Indivior PLC. a public global commercial stage pharmaceutical company. Mr. Claiborne was also a director on the Board of Directors of New Generation Biofuels Inc. and MedicAlert Foundation, where he also served as the chair of the audit and finance committees. From 2011 to 2014, Mr. Claiborne was the Chief Financial Officer of Sucampo Pharmaceuticals Inc., a public global biopharmaceutical company focused on drug discovery, development, and commercialization. Mr. Claiborne graduated from Rutgers University with a B.A. in Business Administration. He also holds an M.B.A from Villanova University and was previously a NACD Governance Fellow. His diverse background in the pharmaceutical industry and finance will provide the board with a balanced perspective and will be very helpful to the Board and the Company.

Class III — Director Serving Until the 2024 Annual Meeting of Stockholders

Jennifer K. Simpson, Ph.D. (54) was appointed to serve as a director of our Company in July 2021. Dr. Simpson serves as President and Chief Executive Officer and as a member of the board of directors of Panbela Therapeutics since July 2020. She most recently served as President and Chief Executive Officer and as a member of the board of directors of Delcath Systems, Inc. (“Delcath”), an interventional oncology company, from 2015 to June 2020. She had previously held various other leadership roles at Delcath since 2012. From 2011 to 2012, Dr. Simpson served as Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From 2009 to 2011, Dr. Simpson served as Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. From 2006 to 2008, Dr. Simpson served as Product Director, Oncology Therapeutics Marketing at Ortho Biotech (now Janssen Biotech), a Pennsylvania-based biotech company that focuses on innovative solutions in immunology, oncology and nephrology. Earlier in her career, Dr. Simpson spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson has served on the board of directors and nominating and corporate governance committee of Eagle Pharmaceuticals, Inc. since August 2019. She earned a Ph.D. in Epidemiology from the University of Pittsburgh, a M.S. in Nursing from the University of Rochester, and a B.S. in Nursing from the State University of New York at Buffalo. Her experience in the field of clinical development and oncology will be very helpful to the Board and the Company.

7

CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth information concerning our current directors and executive officers:

Name*	Age	Class of Director	Position
Cary Claiborne	62	I	Director(2)(3)(4)
Joel Caldwell	68	II	Director(2)(3)(4)
Jennifer K Simpson, Ph.D.	54	III	Chair of the Board(1)(2)(3)
Stephen Snowdy, Ph.D.	54	—	Chief Executive Officer
John Y. Caloz	71	—	Chief Financial Officer, Treasurer and Senior Vice President

* Biographical information for each our directors is set forth in Proposal 1. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - Executive Officers” for biographical information on our executive officers.

(1)	Dr. Ignarro resigned from the Board of Directors on March 8, 2022, with his resignation effective immediately prior to the 2022 Annual Meeting of Stockholders held on July 27, 2022. Dr. Simpson was appointed Chair of the Board on July 27, 2022.

(2)	Our Class I director serves until the 2025 Annual Meeting Stockholders; our Class II director serves until the 2026 Annual Meeting of Stockholders, and our Class III director serves until the 2024 Annual Meeting Stockholders.

(3)	Members of the Audit Committee of the Board of Directors (the “Audit Committee”). Mr. Caldwell is Chairman of the Audit Committee.

(4)	Members of the Compensation Committee of our Board of Directors (the “Compensation Committee”). Mr. Claiborne is Chairman of the Compensation Committee.

Meetings of the Board of Directors and Committees

Board of Directors

Our property, affairs and business are conducted under the general supervision and management of our Board of Directors as called for under the laws of Delaware and our Bylaws. Dr. Ignarro was appointed Chair of the Board effective January 3, 2022 until his resignation on March 8, 2022, effective July 26, 2022. Dr. Jennifer Simpson currently serves as the Chair of the Board. Our Board of Directors has established two standing committees, the Audit Committee and the Compensation Committee to provide effective oversight of the Company.

The Board of Directors held five meetings in the year ended December 31, 2022. Each of our current directors attended at least 75% of the meetings of the Board and Board committees on which the director served during this period.

Director Independence

Our Board of Directors has determined that each of its directors are “independent” under the current independence standards of the OTC Markets Inc. (the “OTC Markets”), and have no material relationships with us (either directly or as a partner, shareholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our Board has determined that the directors mentioned above also met the higher standards of the OTC Markets of “independence” for purposes of service as the members of our Audit Committee. In making these determinations, our Board of Directors has broadly considered all relevant facts and circumstances, recognizing that material relationships can include commercial, banking, consulting, legal, accounting, and familial relationships, among others.

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The following table provides information concerning the current membership of our Board committees:

Name	Audit Committee	Compensation Committee
Mr. Cary Caldwell	●	Chair
Dr. Jennifer Simpson		●
Mr. Joel Caldwell, CPA	Chair

Audit Committee

Our Board of Directors has determined that each of the current members of the Audit Committee is “independent” under the current independence standards of the OTC Markets. Our Board of Directors has also determined that Mr. Caldwell is an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K.

The Audit Committee’s responsibilities include oversight activities described below under the heading “Report of the Audit Committee.” The Audit Committee reviews our financial structure, policies and procedures, appoints our independent registered public accounting firm, reviews with our independent registered public accounting firm the plans and results of the audit engagement, approves audit and permitted non-audit services provided by our independent registered public accounting firm, reviews the independence of our independent registered public accountants and reviews the adequacy of our internal accounting controls as well as of our ethics programs.

The Audit Committee has discussed with our independent registered public accounting firm the firm’s independence from management and us, including the matters in the written disclosures required by the Independence Standards board and considered the compatibility of permitted non-audit services with the auditors’ independence.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements and related notes thereto for the year ended December 31, 2022.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to:

●	The quality and integrity of our financial statements and reports.

●	Our independent registered public accounting firm’s qualifications and independence.

●	The performance of our internal audit function and our independent auditors.

●	Compliance with our disclosure policy and applicable federal and state laws, including Delaware’s duty of disclosure.

The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted by our Board of Directors, a copy of which is available on our website at www.ladrxcorp.com.

The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor our financial reporting process and internal control system.

●	Review and appraise the audit efforts of our independent accountants and internal audit function.

●	Provide an open avenue of communication among the independent accountants, our management and the Board of Directors.

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The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, the investment community and others relating to our financial statements and the financial reporting process, our disclosure policy, our systems of internal accounting and financial controls, our internal audit function, the annual independent audit of our financial statements and the ethics programs established by our management and the Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. The Audit Committee also receives reports from the Disclosure Committee and Director of Communications Compliance.

The Audit Committee must pre-approve all auditing services and all permitted non-auditing services to be provided by the outside auditors. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the auditors’ independence and there are cost or other efficiencies in obtaining such services from the auditors as compared to other possible providers. During the year ended December 31, 2022, the Audit Committee approved all of the audit and non-audit services proposals submitted to it.

The Audit Committee met four times during the year ended December 31, 2022. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and its outside auditors our interim financial statements and related notes thereto and annual audited financial statements and related notes thereto that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements and related notes thereto were prepared in accordance with accounting principles generally accepted in the United States and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed under applicable rules, regulations and U.S. generally accepted auditing standards (including Auditing Standard No. 1301, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee has retained Weinberg & Company since June 2019 to audit our financial statements. The Audit Committee also has selected Weinberg & Company as our independent registered public accounting firm for the year ended December 31, 2023.

The Audit Committee discussed with Weinberg & Company, which audited our annual financial statements for the year ended December 31, 2022, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Weinberg & Company to the Audit Committee as required by the PCAOB.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of LadRx’s internal control structure. As part of this process, the Audit Committee continues to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our audited financial statements and related notes thereto be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 20, 2023.

Respectfully submitted,

Audit Committee:

Joel Caldwell, CPA, Chair
Cary Claiborne

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Compensation Committee

The Compensation Committee is authorized to determine the annual salaries and bonuses of our officers and to make and approve in its sole discretion, stock option grants and other discretionary awards under our stock option or other equity incentive plans to all persons who are Board members or officers, and shall approve the amount of stock options annually granted to staff. The Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans. The Compensation Committee is also authorized to approve all special perquisites, special cash payments and other special compensation and benefit arrangements for officers The Compensation Committee operates pursuant to a written charter, a copy of which is available on our website at www.ladrxcorp.com. Our Board of Directors has determined that each of the current members of the Compensation Committee, Mr. Claiborne and Dr. Simpson, are “independent” under the current independence standards of the OTC Markets for purposes of service on the Compensation Committee.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

The Compensation Committee held two meetings during the year ended December 31, 2022.

Director Nominations

The Company does not have a standing nominating committee or a nominating committee charter. The full Board of Directors performs the functions of a nominating committee pursuant to procedures adopted by the Board of Directors. The Board of Directors has no stated specific minimum requirements that must be met by a candidate for a position on the Board of Directors other than those set forth in our Bylaws. The Board of Directors may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board.

Diversity

The Board is responsible for assembling for stockholder consideration director nominees who, taken together, have appropriate experience, qualifications, attributes, and skills to function effectively as a board. The Board periodically reviews its composition in light of our changing requirements, its assessment of its performance, and the input of stockholders and other key constituencies. The Board looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to board service. In addition, they seek to include on the Board of Directors a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board of Directors confronts. These individual qualities can include matters such as experience in our company’s industry, technical experience (i.e., medical or research expertise), experience gained in situations comparable to the company’s, leadership experience, and relevant geographical diversity.

Stockholder Recommendations of Director Candidates

The policy of the Board of Directors is that a stockholder wishing to submit recommendations for director candidates for consideration as nominees of the Board of Directors for election at an annual meeting of stockholders must do so in writing no later than 120 days nor more than 150 days before the anniversary of the mailing date of the previous year’s proxy statement. The written recommendation must include the following information:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration, and include the name and address of the stockholder and the number of shares of our common stock which the stockholder owns beneficially or of record.

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●	The name and contact information for the candidate.

●	A statement of the candidate’s business and educational experience.

●	The number of shares of our Common Stock, if any, owned either beneficially or of record by the candidate and the length of time such shares have been so owned.

●	The written consent of the candidate to serve as a director if nominated and elected.

●	Information regarding any relationship or understanding between the proposing stockholder and the candidate.

●	A statement that the proposed candidate has agreed to furnish us all information as we deem necessary to evaluate such candidate’s qualifications to serve as a director.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our board members or management are evaluated.

Stockholder Nominations of Directors

Our Bylaws specify the procedures by which stockholders may nominate director candidates directly, as opposed to merely recommending a director candidate to the Board of Directors as described above. Any stockholder nominations must comply with the requirements of our Bylaws and should be addressed to: Corporate Secretary, LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049. Any stockholder making a nomination must do so in writing no later than 120 days nor more than 150 days before the anniversary of the mailing date of the previous year’s proxy statement for stockholder proposals.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our board members may contact us by telephone, facsimile or regular mail at our principal executive office. Written stockholder communications specifically marked as a communication for our Board of Directors or a particular director, will be forwarded unopened to the Chairman of the Board or to the particular director to which they are addressed, or presented to the full board or the particular director at the next regularly scheduled board meeting. In addition, stockholder communications received by us via telephone or facsimile for our Board of Directors or a particular director will be forwarded to our Board of Directors or the particular director by an appropriate officer.

Code of Ethics

We have adopted a Code of Ethics applicable to all employees, including our principal executive officer, principal financial officer and principal accounting officer, a copy of which is available on our website at www.ladrxcorp.com. If we make any amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on our website at www.ladrxcorp.com.We will furnish, without charge, a copy of our Code of Ethics upon request. Such requests should be directed to LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California, Attention: Corporate Secretary, or by telephone at 310-826-5648.

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Board Leadership Structure

On July 27, 2022, our Board appointed Dr. Simpson as Chair of the Board. The Chair of the Board presides at all meetings of our Board (but not at its executive sessions), and exercises and performs such other powers and duties as may be assigned to him or her from time to time by the Board or prescribed by our Bylaws. On March 8, 2022, Dr. Ignarro, our previous Chairman of the Board, tendered his resignation from the Board, effective immediately prior to the 2022 Annual Meeting of Stockholders.

Our Board of Directors has no established policy on whether it should be led by a Chairperson who is also the Chief Executive Officer, but periodically considers whether combining, or separating, the role of Chairman and Chief Executive Officer is appropriate. The Board will continue to assess whether this leadership structure is appropriate and will adjust it as it deems appropriate.

At the 2022 Annual Meeting of Stockholders, a declassification proposal to declassify the structure of the Board was passed on a precatory basis, which advised the Board that a majority of our stockholders desired to end the classified Board structure in favor of the annual election of directors, in which each director standing for election will only be eligible to be elected for one-year terms. The Board has included a proposal in this Proxy Statement to adopt a resolution approving and declaring the advisability of amending our governing documents to the extent necessary to remove provisions that provide for a classified Board, subject to approval by our stockholders at the Annual Meeting. If passed, such a proposal would provide for a rolling declassification of the Board to be completed by the 2026 Annual Meeting Stockholders.

Board of Directors’ Role in Risk Oversight

In connection with its oversight responsibilities, our Board of Directors, including the Audit Committee, periodically assesses the significant risks that we face. These risks include, but are not limited to, financial, technological, competitive, and operational risks. Our Board of Directors administers its risk oversight responsibilities through our Chief Executive Officer and Chief Financial Officer, who review and assess the operations of our business as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Employee, Officer, and Director Hedging Policy

All of our directors, officers, management level employees and certain other employees are subject to our policy on hedging, which is included in our Statement of Policy on Securities Trading. Under the terms of this policy, directors, officers and employees may not enter into hedging or monetization transactions (such as zero-cost dollars and forward sale contracts) or similar arrangements with respect to company securities.

Transactions with Related Persons

General

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons, in accordance with the Audit Committee Charter.

Transactions between us and one or more related persons may present risks or conflicts of interest or the appearance of conflicts of interest. Our Code of Ethics requires all employees, officers and directors to avoid activities or relationships that conflict, or may be perceived to conflict, with our interests or adversely affect our reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate so long as there is full disclosure of the interest of the related persons in the transaction and review and approval by disinterested directors to ensure there is a legitimate business reason for the transaction and that the transaction is fair to us and our stockholders.

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As a result, the procedures followed by the Audit Committee to evaluate transactions with related persons require:

●	That all related person transactions, all material terms of the transactions, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction must be communicated to the Audit Committee; and

●	That all related person transactions, and any material amendment or modification to any related person transaction, be reviewed and approved or ratified by the Audit Committee.

Our Audit Committee will evaluate transactions with related persons based on:

●	Information provided by members of our Board of Directors in connection with the required annual evaluation of director independence;

●	Pertinent responses to the Directors’ and Officers’ Questionnaires submitted periodically by our officers and directors and provided to the Audit Committee by our management;

●	Background information on nominees for director provided by our Board of Directors; and

●	Any other relevant information provided by any of our directors or officers.

In connection with its review and approval or ratification, if appropriate, of any related person transaction, our Audit Committee is to consider whether the transaction will compromise standards included in our Code of Ethics. In the case of any related person transaction involving an outside director or nominee for director, the Audit Committee also is to consider whether the transaction will compromise the director’s status as an independent director as prescribed in the standards of the OTC Markets pertaining to companies traded on the OTCQB Venture Market.

During the period since January 1, 2022, there were no transactions with related persons in which the amount involved exceeded $120,000 except for the following: in connection with Mr. Kriegsman’s resignation as our Chief Executive Officer, we and Mr. Kriegsman entered into the Kriegsman Separation Agreement, which was approved by the Board in December 2021. Mr. Kriegsman received a settlement payment of $6.0 million pursuant to the Kriegsman Separation Agreement. The settlement payment was remitted to the payroll service in December 2021 and paid to Mr. Kriegsman on January 3, 2022. As of July 12, 2023, there are no proposed transactions with related persons.

Applicable Definitions

For purposes of our Audit Committee’s review:

●	“Related person” has the meaning given to such term in Item 404(a) of Regulation S-K (“Item 404(a)”); and

●	“Related person transaction” means any transaction for which disclosure is required under the terms of Item 404(a) involving us and any related persons.

Board Member Attendance at Annual Meetings

Our governance guidelines state that our directors are expected to attend our annual meeting of stockholders. However, due to the COVID-19 pandemic, our directors did not attend the 2022 Annual Meeting of Stockholders in person.

Delinquent Section 16(a) Reports

Each of our executive officers and directors and persons who owns more than 10% of our outstanding shares of Common Stock is required under Section 16(a) of the Securities Exchange Act to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Based solely on our review of these reports and of copies of reports we have received, as well as written representations from certain reporting persons, we believe that our directors and executive officers and greater than 10% stockholders for the fiscal year ended December 31, 2022, timely complied with all applicable Section 16(a) filing requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following tables set forth information with respect to the beneficial ownership of our Common Stock as of July 27, 2023 by: (1) each person who is known by us to beneficially own more than five percent of our Common Stock; (2) each of our directors; (3) our named executive officers listed in the Summary Compensation Table under the caption “Executive Compensation”; and (4) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the SEC rules. Shares of Common Stock subject to warrants or options that are presently exercisable, or exercisable within 60 days of July 27, 2023, which are indicated by footnote, are deemed outstanding in computing the percentage ownership of the person holding the options, but not in computing the percentage ownership of any other person. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock shown, subject to applicable community property laws.

Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049. Percentage ownership is based on 495,092 shares of Common Stock outstanding as of July 27, 2023.

Name of Beneficial Owner	Shares of Common Stock		Percent of Common Stock
Named Executive Officers and Directors
Stephen Snowdy, Ph.D.	-		-
Joel Caldwell	3,354	(1)	*
Jennifer Simpson, Ph.D.	250		*
John Y. Caloz	5,760	(2)	1.2%
Cary Claiborne	-		-
All executive officers and directors (five persons)	9,364	(3)	1.9%

5% Beneficial Owners
Armistice Capital, LLC(4)	4,625		9.93%

    An asterisk (*) represents beneficial ownership of less than 1%.

(1)	Includes (i) 2,754 shares of Common Stock and (ii) 600 shares of Common Stock issuable upon exercise of to the stock options held by Mr. Caldwell.
(2)	Includes (i) 8 shares of Common Stock and (ii) 5,752 shares of Common Stock issuable upon exercise of stock options held by Mr. Caloz.
(3)	Includes (i) 3,012 shares of Common Stock and (ii) 6,352 shares of Common Stock issuable upon exercise of stock options held by all executive office and directors as a group.
(4)	Based on a Schedule 13G/A jointly filed on February 14, 2023 by Armistice Capital, LLC (“Armistice”) and Steven Boyd (“Mr. Boyd”). Armistice is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of 4,625 shares of Common Stock of the Company, and pursuant to an Investment Management Agreement, Armistice exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Mr. Boyd, as the managing member of Armistice, may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with. The address of Armistice Capital, LLC is 510 Madison, 7th Floor, New York, New York, 10022.

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Executive Officers

Set forth below is information regarding our current executive officers. Each executive officer’s age is indicated in parentheses after his name.

Stephen Snowdy, Ph.D. (54) was appointed Chief Executive Officer on January 3, 2022, effective January 10, 2022. Dr. Snowdy is a scientist, serial entrepreneur and medical venture capitalist with two decades of experience in life science investing and executive management. Dr. Snowdy joins from Visioneering Technologies, Inc. (ASX: VTI), where he was Chief Executive Officer and Executive Director. Dr. Snowdy previously served as Chief Executive Officer at Abby Med LLC, a start-up pharmaceutical company dedicated to the development of a novel class of cancer drugs. Prior to that, Dr. Snowdy was Chairman and Chief Executive Officer of Calosyn Pharma, Inc., a Phase 2 osteoarthritis company, and was a partner for several years at a top-tier medical venture capital firm. Dr. Snowdy simultaneously earned a PhD in Neurobiology and an MBA from the University of North Carolina. Dr. Snowdy studied Chemical Engineering and Chemistry at the University of Florida, where he also completed two years of postbaccalaureate study in cardiopharmacology. His academic training followed service in the United States Navy Special Forces.

John Y. Caloz (71) joined us in October 2007 as our Chief Accounting Officer. In January 2009 Mr. Caloz was named Chief Financial Officer. In August 2020 he was named Senior Vice President and on May 11, 2023, he was named Corporate Secretary. He has a history of providing senior financial leadership in the life sciences sector, as Chief Financial Officer of Occulogix, Inc, a NASDAQ listed, medical therapy company. Prior to that, Mr. Caloz served as Chief Financial Officer of IRIS International Inc., a Chatsworth, CA based medical device manufacturer. He served as Chief Financial Officer of San Francisco-based Synarc, Inc., a medical imaging company, and from 1993 to 1999 he was Senior Vice President, Finance and Chief Financial Officer of Phoenix International Life Sciences Inc. of Montreal, Canada, which was acquired by MDS Inc. in 1999. Mr. Caloz was a partner at Rooney, Greig, Whitrod, Filion & Associates of Saint Laurent, Quebec, Canada, a firm of Chartered Accountants specializing in research and development and high-tech companies, from 1983 to 1993. Mr. Caloz, a Chartered Professional Accountant and Chartered Accountant, holds a degree in Accounting from York University, Toronto, Canada.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2022 and 2021 by (i) each person who served as our Principal Executive Officer during the year ended December 31, 2022; (ii) each of our most highly compensated executive officers, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2022, and (iii) up to two additional individuals for whom disclosure would have been provided under clause (ii) but for the fact that the person was not serving as an executive officer at the end of the fiscal year ended December 31, 2022 (collectively our “Named Executive Officers”). Stephen Snowdy, Steven A. Kriegsman and John Y. Caloz were considered our Named Executive Officers for the year ended of December 31, 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)	All Other Compensation ($)(3)(4)	Total ($)
Stephen Snowdy, Ph.D.(1)
Chief Executive Officer	2022	488,063	75,000	—	—	563,063
	2021	—	—	—	—	—

Steven A. Kriegsman(1)						—
Former Chief Executive Officer	2022	—	—	—	—	—
	2021	850,000	150,000	—	6,013,700	7,013,700

John Y. Caloz
Chief Financial Officer, Treasurer and Senior Vice President	2022	400,000	100,000	—	—	500,000
	2021	400,000	100,000	—	—	500,000

(1)	Mr. Kriegsman tendered his resignation in connection with his negotiated departure from his position as Chief Executive Officer as of January 3, 2022, effective as of the same date. On January 3, 2023, the Board appointed Dr. Snowdy as our Chief Executive Officer, effective as of January 10, 2023.

(2)	Bonuses paid to Dr. Snowdy, our current Chief Executive Officer, were paid on a quarterly basis, beginning April 10, 2022 and the bonuses paid to each of Mr. Caloz and Mr. Kriegsman were paid in full in December of each applicable year.

(3)	Mr. Kriegsman received a settlement payment of $6.0 million pursuant to the General Release and Separation Agreement (the “Kriegsman Separation Agreement”), dated January 3, 2022, by and between the Company and Mr. Kriegsman. The settlement payment was remitted to the payroll service in December 2021 and paid to Mr. Kriegsman on January 3, 2022.

(4)	$13,700 represents life insurance premiums.

(5)	On January 10, 2022, Dr. Snowdy was granted Stock Appreciation Rights (“SARs”) relating to the appreciation of 3,000 shares of our common stock at an exercise price of $64.00 per share, the fair market value on the date of grant. These SARs vest equally over three years on the annual anniversary of the date of grant.

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Narrative Disclosure to Summary Compensation Table

Employment Agreements and Potential Payment upon Termination or Change in Control

Employment Agreements with Stephen Snowdy

2022 Snowdy Employment Agreement

On January 3, 2022, the Company entered into an employment agreement, effective January 10, 2022 (the “Snowdy Effective Date”), with Dr. Stephen Snowdy, under which the Company agreed to employ Dr. Snowdy as its Chief Executive Officer through December 31, 2022 (the “Snowdy Employment Agreement”). Pursuant to the Snowdy Employment Agreement, Dr. Snowdy is entitled to a base annual salary of $500,000. Dr. Snowdy also is entitled to receive a signing bonus of $100,000, payable in four quarterly installments, with the first installment to be paid on the date that is 90 days following the Snowdy Effective Date, and an annual bonus to be determined by the Board in its sole discretion, based on certain performance criteria as established by the Board, with such bonus payable no later than the last regular payroll for the year ended December 31, 2022. Dr. Snowdy is also eligible to receive a bonus equal to 3.0% of the amount of non-broker assisted funding raised to fund Centurion BioPharma Corporation (“Centurion”) on terms acceptable to both the Board of Centurion and LadRx. The Snowdy Employment Agreement also entitles Dr. Snowdy to receive customary benefits and reimbursement for ordinary business expenses. In connection with Dr. Snowdy’s appointment and as a further inducement to enter into the Snowdy Employment Agreement, the Company granted Dr. Snowdy 3,000 cash-based SARs with a base price equal to the closing price of the Company’s common stock on the date of grant, subject to the terms and conditions of the Company’s form of cash-based stock appreciation rights agreement, which terms shall include vesting in three substantially equal tranches on the first, second and third anniversary of the Snowdy Effective Date.

Under the Snowdy Employment Agreement, Dr. Snowdy is also eligible to receive nonqualified stock options equal to 2.0% of the fully diluted common stock of Centurion with an exercise price equal to the fair market value of Centurion on the date of grant, subject to the terms and conditions of a grant agreement. In the event Dr. Snowdy’s employment is terminated without “cause” or due to “disability” (each term as defined in the Snowdy Employment Agreement) or death, the Company has agreed to, among other things, (i) pay Dr. Snowdy or his heirs or personal representatives, as applicable, a lump-sum severance amount equal to six months’ base annual salary, or twelve months’ base annual salary if Dr. Snowdy’s employment is terminated without “cause” following a “change in control” (each term as defined in the Snowdy Employment Agreement), and (ii) continue the participation, at the Company’s cost, for a period of six months, or twelve months if the Snowdy Employment Agreement is terminated without “cause” following a “change in control”, of Dr. Snowdy and his dependents in the employee benefits plan in which Dr. Snowdy was participating. In the event Dr. Snowdy’s employment is terminated without “cause”, all of Dr. Snowdy’s vested stock options and any other vested equity awards will remain exercisable for their full term notwithstanding the termination of his employment. In the event Dr. Snowdy’s employment is terminated due to Dr. Snowdy’s “disability” or death, all of Dr. Snowdy’s unvested stock options and other equity awards based on the Company’s securities will immediately vest in full and all of Dr. Snowdy’s stock options and any other equity awards will remain exercisable for their full term notwithstanding the termination of his employment. Dr. Snowdy may also terminate the Snowdy Employment Agreement for good reason.

2023 Snowdy Employment Agreement

On December 30, 2022, the Company entered into a new employment agreement with Dr. Stephen Snowdy, effective as of January 1, 2023 (the “2023 Snowdy Employment Agreement”), pursuant to which the Company agreed to continue to employ Dr. Snowdy as its Chief Executive Officer through December 31, 2025, unless terminated sooner in accordance with the terms of the 2023 Snowdy Employment Agreement (the “Snowdy Term”). In the event that Dr. Snowdy’s employment has not been terminated and the Company has not offered to extend or renew Dr. Snowdy’s employment under the 2023 Snowdy Employment Agreement upon expiration of the Snowdy Term, in lieu of any other severance benefits as provided in the 2023 Snowdy Employment Agreement, the Company shall continue to pay Dr. Snowdy his salary commencing on the final date of the Snowdy Term and ending on (a) June 30, 2026, or (b) the date of Dr. Snowdy’s re-employment with another employer, whichever is earlier; provided that Dr. Snowdy shall have executed and delivered to the Company a General Release of All Claims. Pursuant to the 2023 Snowdy Employment Agreement, Dr. Snowdy is entitled to receive an annual salary of $520,000, less applicable payroll deductions and tax withholdings. Dr. Snowdy also is eligible for an annual target performance based bonus (the “Snowdy Target Bonus”), equal to 50% of Dr. Snowdy’s annual salary during the Snowdy Term, with such bonus dependent in part on the Company’s performance and the Compensation Committee’s discretion in assessing Dr. Snowdy’s individual performance in relation to his objectives as determined by the Company’s Board of Directors and the overall performance and status of the Company, payable no later than February 28th of the calendar year following the calendar year in which the Snowdy Target Bonus relates.

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The 2023 Snowdy Employment Agreement also entitles Dr. Snowdy to receive customary benefits and reimbursement for ordinary business expenses. In the event Dr. Snowdy’s employment is terminated without cause, due to disability or death, or due to good reason by Dr. Snowdy (each term as defined in the 2023 Snowdy Employment Agreement), the Company has agreed to, among other things, pay Dr. Snowdy or his heirs or personal representatives, as applicable, a lump-sum severance amount equal to twelve months’ base annual salary and an amount equal to the prorated portion of the Snowdy Target Bonus for the year in which the termination occurred based on the number of days Dr. Snowdy was employed, or an amount equal to eighteen months’ annual salary and the full Snowdy Target Bonus amount if such termination occurs within six months prior to or within twelve months following a change in control; and (ii) reimburse Dr. Snowdy and his dependents all premiums associated with Dr. Snowdy’s continuation of health insurance pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”), subject to certain conditions. In the event Dr. Snowdy’s employment is terminated without cause or by Dr. Snowdy due to good reason, all of Dr. Snowdy’s vested stock options and any other vested equity awards will remain exercisable for their full term notwithstanding the termination of his employment. In the event Dr. Snowdy’s employment is terminated due to disability or death, all of Dr. Snowdy’s unvested stock options and other equity awards based on the Company’s securities will immediately vest in full and all of Dr. Snowdy’s stock options and any other equity awards will remain exercisable for their full term notwithstanding the termination of his employment.

Employment Agreement with Steven A. Kriegsman

On December 13, 2019, LadRx entered into a First Amendment to Amended and Restated Employment Agreement with Mr. Kriegsman pursuant to his continued employment as Chief Executive Officer. The employment agreement, as amended, was to expire on December 31, 2024 but automatically renew following the expiration date for successive additional one-year periods, unless either Mr. Kriegsman or the Company elected not to renew it.

Under his employment agreement, Mr. Kriegsman was entitled to receive a base salary of $850,000. Our Board of Directors (or its Compensation Committee) reviewed the base salary annually and could increase (but not decrease) it in its sole discretion. In addition to his annual salary, Mr. Kriegsman was eligible to receive an annual bonus as determined by our Board of Directors (or its Compensation Committee) in its sole discretion, but not to be less than $150,000, and Mr. Kriegsman received a grant of fully-vested stock options to purchase 30,000 shares of Common Stock in connection with the First Amendment. In addition, Mr. Kriegsman, during his lifetime, and thereafter to his heirs, was entitled to receive payments equal to ten percent (10%) of the gross milestone and royalty payments received by the Company from Orphazyme A/S (or its successor or assigns) in respect of Arimoclomol and certain covered diseases following the sale of certain assets relating to the Company’s molecular chaperone regulation technology to Orphazyme pursuant to the Asset Purchase Agreement, dated May 13, 2011, less any applicable tax withholdings.

Mr. Kriegsman was eligible to receive additional grants of options to purchase shares of our common stock. The number and terms of those options, including the vesting schedule, were determined by our Board of Directors (or its Compensation Committee) in its sole discretion. In his employment agreement, however, we agreed that all stock options held by Mr. Kriegsman would provide for (a) vesting, in full, of the stock options in the event of, and upon, FDA approval to market aldoxorubicin and in the event of the termination of Mr. Kriegsman’s employment by us without “cause” or due to his “disability,” his resignation for “good reason” or his death and (b) the extended exercisability for their full term of all vested options in the event of the termination of his employment by us without “cause,” his resignation for “good reason,” due to his disability or his death.

In Mr. Kriegsman’s employment agreement, we agreed that if he was made a party, or was threatened to be made a party, to a suit or proceeding by reason of his service to us, we would indemnify and hold him harmless from all costs and expenses to the fullest extent permitted or authorized by our Certificate of Incorporation or Bylaws, or any resolution of our Board of Directors, to the extent not inconsistent with Delaware law. We also agreed to advance to Mr. Kriegsman such costs and expenses upon his request if he undertook to repay such advances if it ultimately was determined that he was not entitled to indemnification with respect to the same. These employment agreement provisions were not exclusive of any other rights to indemnification to which Mr. Kriegsman was entitled and were in addition to any rights he may have had under any policy of insurance maintained by us.

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If his employment agreement was not renewed by us or by Mr. Kriegsman, or in the event we terminated Mr. Kriegsman’s employment without “cause” (as defined), or if Mr. Kriegsman terminated his employment with “good reason” (as defined), in either case whether during or following the term of his employment agreement, (i) we agreed to pay Mr. Kriegsman a lump-sum equal to his salary and prorated minimum annual bonus through to his date of termination, plus his salary and minimum annual bonus for a period of three years after his termination date, or until the expiration of the employment agreement, whichever is later, (ii) he would be entitled to immediate vesting of all stock options or other awards based on our equity securities, and (iii) he would also be entitled to continuation of his life insurance premium payments and continued participation in any of our health plans through to the later of the expiration of the amended and restated employment agreement or three years following his termination date. Mr. Kriegsman would have no obligation in such events to seek new employment or offset the severance payments to him by any compensation received from any subsequent reemployment by another employer.

Under Mr. Kriegsman’s employment agreement, he and his affiliated company, The Kriegsman Group LLC, were to provide us during the term of his employment with the first opportunity to conduct or take action with respect to any acquisition opportunity or any other potential transaction identified by them within the biotech, pharmaceutical or health care industries and that was within the scope of the business plan adopted by our Board of Directors. Mr. Kriegsman’s employment agreement also contained confidentiality provisions relating to our trade secrets and any other proprietary or confidential information, which provisions shall remain in effect for five years after the expiration of the employment agreement with respect to proprietary or confidential information and for so long as our trade secrets remain trade secrets.

On January 3, 2022, Mr. Kriegsman tendered his resignation as Chief Executive Officer in connection with his negotiated departure from the Company. Upon his resignation, Mr. Kriegsman’s employment agreement was terminated.

Potential Payment in Connection with Change in Control for Steven A. Kriegsman

Mr. Kriegsman’s employment agreement contained no provision for payment to him upon the event of a change in control of the company. If, however, a change in control (as defined in his employment agreement) occurred and within two years after the date on which the change in control occurs, Mr. Kriegsman’s employment was terminated by us without “cause” or by him for “good reason” (each as defined in his employment agreement), in either case, whether during or following the term of his employment agreement, then, in addition to the severance benefits described above, Mr. Kriegsman would be entitled to continued participation, for a period of thirty-six months that commences on the date of termination, in health plan benefits and with COBRA benefits commencing thereafter. To the extent that any payment or distribution of any type by us to or for the benefit of Mr. Kriegsman resulting from the termination of his employment is or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, we have agreed to pay Mr. Kriegsman, prior to the time the excise tax is payable with respect to any such payment (through withholding or otherwise), an additional amount that, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of (i) the excise tax on such payments plus (ii) any penalty and interest assessments associated with such excise tax.

Employment Agreements with John Y. Caloz

John Y. Caloz is employed as our Chief Financial Officer, Treasurer and Senior Vice President pursuant to an employment agreement (the “Caloz Employment Agreement”) dated as of December 16, 2021 that expired on December 31, 2022. Mr. Caloz is paid an annual base salary of $400,000 and is eligible to receive an annual bonus as determined by our Board (or our Compensation Committee) in its sole discretion, but not to be less than $100,000. In the event we terminate Mr. Caloz’s employment without cause (as defined in the Caloz Employment Agreement), we have agreed to pay him a lump-sum equal to his accrued but unpaid salary and vacation, plus an amount equal to six months’ salary under his employment agreement.

Pursuant to the Caloz Employment Agreement, if the Company does not offer to renew or extend the Caloz Employment Agreement, and that Mr. Caloz’s employment had not theretofore been terminated, we will continue to pay him his annual salary thereunder during the period commencing upon expiration of the Caloz Employment Agreement and ending on June 30, 2023.

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2023 Caloz Employment Agreement

On December 30, 2022, the Company entered into a new employment agreement with John Y. Caloz, effective January 1, 2023 (the “2023 Caloz Employment Agreement”), pursuant to which the Company agreed to continue to employ Mr. Caloz as its Chief Financial Officer and Senior Vice President through December 31, 2025, unless terminated sooner in accordance with the 2023 Caloz Employment Agreement (the “Caloz Term”). In the event that Mr. Caloz’s employment has not been terminated and the Company has not offered to extend or renew Mr. Caloz’s employment under the 2023 Caloz Employment Agreement upon expiration of the Caloz Term, in lieu of any other severance benefits as provided in the 2023 Caloz Employment Agreement, the Company shall continue to pay Mr. Caloz his salary commencing on the final date of the Caloz Term and ending on (a) June 30, 2026, or (b) the date of Mr. Caloz’s re-employment with another employer, whichever is earlier; provided that Mr. Caloz shall have executed and delivered to the Company a General Release of All Claims. Pursuant to the 2023 Caloz Employment Agreement, Mr. Caloz is entitled to receive an annual salary of $416,000, less applicable payroll deductions and tax withholdings. Mr. Caloz also is eligible for an annual target performance-based bonus (the “Caloz Target Bonus”), equal to 40% of Mr. Caloz’s annual salary during the Caloz Term, with such bonus dependent in part on the Company’s performance and the Compensation Committee’s discretion in assessing Mr. Caloz’s individual performance in relation to his objectives as determined by the Board and the overall performance and status of the Company, payable no later than February 28th of the calendar year following the calendar year in which the Caloz Target Bonus relates.

The 2023 Caloz Employment Agreement also entitles Mr. Caloz to receive customary benefits and reimbursement for ordinary business expenses. In the event Mr. Caloz’s employment is terminated without cause, due to disability or death, or due to good reason by Mr. Caloz (each term as defined in the 2023 Caloz Employment Agreement), the Company has agreed to, among other things, (i) pay Mr. Caloz or his heirs or personal representatives, as applicable, a lump-sum severance amount equal to twelve months’ base annual salary and an amount equal to the prorated portion of the Caloz Target Bonus for the year in which the termination occurred based on the number of days Mr. Caloz was employed, or an amount equal to eighteen months’ annual salary and the full Caloz Target Bonus amount if such termination occurs within six months prior to or within twelve months following a change in control; and (ii) reimburse Mr. Caloz and his dependents for all Medicare premiums and premiums associated with Mr. Caloz continuation of health insurance pursuant to COBRA, subject to certain conditions. In the event Mr. Caloz’s employment is terminated without cause or by Mr. Caloz due to good reason, all of Mr. Caloz’s vested stock options and any other vested equity awards will remain exercisable for their full term notwithstanding the termination of his employment. In the event Mr. Caloz’s employment is terminated due to disability or death, all of Mr. Caloz’s unvested stock options and other equity awards based on the Company’s securities will immediately vest in full and all of Mr. Caloz’s stock options and any other equity awards will remain exercisable for their full term notwithstanding the termination of his employment.

Quantification of Termination Payments and Benefits

In January 2022, in connection with the Kriegsman Separation Agreement, Mr. Kriegsman’s executive employment agreement (the “Kriegsman Employment Agreement”), dated as of March 26, 2019 by, and between the Company and Mr. Kriegsman, was terminated; provided, however, that certain surviving customary confidentiality provisions and milestone and royalty payments as defined in the Kriegsman Employment Agreement remain in full force and effect. Pursuant to the Kriegsman Separation Agreement, Mr. Kriegsman received a lump sum cash payment equal to approximately $6.0 million. This amount was accrued in the Company’s financial results for the year ended December 31, 2021; however the payment was made in January 2022. In addition, Mr. Kriegsman was entitled to receive continuing health benefits and life insurance premiums for 2022 and 2023 at an approximate cost of $43,000 per year. These future payments were also accrued in the Company’s financial results for the year ended December 31, 2021.

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Incentive Plans

2022 Grants of Plan-Based Awards

No stock options or restricted stock were granted to any executive officers in 2022.

2008 Stock Incentive Plan and the 2019 Stock Incentive Plan

The purpose of our 2008 Stock Incentive Plan (the “2008 Plan”) and our 2019 Stock Incentive Plan (the “2019 Plan” and together with the 2008 Plan, the “Plans”) is to promote our success and enhance our value by linking the personal interests of our employees, officers, consultants and directors to those of our stockholders. The 2008 Plan was adopted by our Board of Directors on November 21, 2008 and by our stockholders on July 1, 2009 with certain amendments to the 2008 Plan having been subsequently approved by our Board of Directors and stockholders. The 2019 Plan was adopted by our Board of Directors on November 15, 2019.

2008 Plan and 2019 Plan Descriptions

The Plans, are administered by the Compensation Committee. The Compensation Committee has the power, authority and discretion to:

●	designate participants;

●	determine the types of awards to grant to each participant and the number, terms and conditions of any award;

●	establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plans; and

●	make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Plans.

Awards under the 2008 Plan

The 2008 Plan expired on November 20, 2018, and thus no shares are available for future grant under the 2008 Plan.

Awards under the 2019 Plan

The following is a summary description of financial instruments that may be granted to participants in our 2019 Plan by the Compensation Committee of our Board of Directors.

Stock Options. The Compensation Committee is authorized to grant only non-qualified stock options. The terms of any incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant, and no option may have a term of more than 10 years from the grant date.

Restricted Stock. The Compensation Committee may make awards of restricted stock, which will be subject to forfeiture to us and other restrictions as the Compensation Committee may impose.

Stock Bonus Awards. The Compensation Committee may make awards of stock bonus awards in consideration for past services actually rendered, which will be subject to repurchase by us and such other terms as the Compensation Committee may impose.

Limitations on Transfer; Beneficiaries. Stock Option awards under the 2019 Plan may generally not be transferred or assigned by participants other than by will or the laws of descent and distribution. Awards of Restricted Stock or Stock Bonus awards may be transferred or assigned only upon such terms and conditions as set forth in the award agreement or as determined by the Compensation Committee in its discretion.

Acceleration Upon Certain Events. In the event of a “Corporate Transaction,” as defined in the 2019 Plan, all outstanding options will become fully vested, subject to the holder’s consent with respect to incentive stock options, and exercisable and all restrictions on all outstanding awards will lapse. Unless the surviving or acquiring entity assumes the awards in the Corporate Transaction or the stock award agreement provides otherwise, the stock awards will terminate if not exercised at or prior to the Corporate Transaction.

Termination and Amendment

Our Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2019 Plan without stockholder approval; provided, however, that our board or the Compensation Committee may condition any amendment on the approval of our stockholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination or amendment of the Plans may adversely affect any award previously granted without the written consent of the participants affected. The Compensation Committee may amend any outstanding award without the approval of the participants affected, except that no such amendment may diminish or impair the value of an award.

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2022 Outstanding Equity Awards at Fiscal Year-End

Equity awards held as of December 31, 2022 by our Named Executive Officers were issued under our Plans. The following table sets forth outstanding equity awards held by our Named Executive Officers as of December 31, 2022:

	Option Awards
	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable	Option Exercise Price ($)		Option Expiration Date
Stephen Snowdy, Ph.D. Chief Executive Officer	—	—	—		—
Steven A. Kriegsman Former Chief Executive Officer	—	—	—		—
John Y. Caloz	3,500	—	26.00		12/12/29
Chief Financial Officer, Treasurer and Senior Vice President	584	—	175.00		12/14/27
	584	—	258.00		12/14/26
	500	—	1,464.00		12/14/25
	334	—	1,290.00		12/14/24
	250	—	1,434.00	(1)	12/09/23

(1)	The options were re-priced from $1,434.00 to $2,796.00 on June 1, 2015, with no change to the expiration date of the options.

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COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our board. The directors’ annual compensation year begins with the annual election of directors at the Annual Meeting of Stockholders. Periodically, our Board of Directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the board deems relevant. For the year ending December 31 2023, the Board implemented an increase of 4 percent in their compensation.

In the year ended December 31, 2022, the non-employee director who serves as Chair of the Board received a quarterly retainer of $6,250. Our other non-employee directors received a quarterly retainer of $6,000 (plus an additional $5,000 for the Chairmen of the Audit and Compensation Committees), a fee of $4,000 for each Board meeting attended (or $750 for Board actions taken by unanimous written consent), $3,000 for each meeting of the Audit Committee and $2,500 for each meeting of the Compensation Committee attended. Non-employee directors who serve as the chairman of a Board committee receive an additional $3,000 for each Audit Committee meeting they chair and an additional $4,500 for each Compensation Committee meeting they chair, and the non-employee director who serves as Chair of the Board receives an additional $4,000 for each meeting attended. These fees increased by 4 percent commencing January 2023.

The following table sets forth the compensation paid to our directors other than our Chief Executive Officer for the year ended December 31, 2022:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($) (2)	Total ($)
Louis Ignarro, Ph.D., Former Chairman of the Board	71,000	71,000
Cary Claiborne, Director	31,000	31,000
Joel Caldwell, Director	98,250	98,250
Jennifer Simpson, Ph.D., Chair of the Board (3)	69,416	69,416

(1)	On January 3, 2022, Mr. Kriegsman stepped down as Chairman of the Board and Dr. Ignarro was appointed Chairman of the Board. On July 27, 2022, Dr. Simpson replaced Dr. Ignarro as Chair of the Board following Dr. Ignarro’s resignation from the Board. Mr. Claiborne was appointed to the Board effective July 27, 2022. For information relating to Mr. Kriegsman’s compensation as Chief Executive Officer, see the Summary Compensation Table above. Mr. Kriegsman resigned from his position as director on March 8, 2022.
(2)	The amounts in this column represent cash payments made to Non-Employee directors for annual retainer fees, committee and/or chairmanship fees and meeting fees during the year.
(3)	On December 15, 2021, Dr. Simpson was granted SARs relating to the appreciation of 500 shares of our Common Stock at an exercise price of $45.00, the fair market value of our Common Stock on the date of grant. The SARs vested in full on December 15, 2022.

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Pay Versus Performance Disclosure

The following section has been prepared in accordance with pay versus performance rules adopted by the “SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Shareholders should refer to our compensation philosophy discussion and analysis in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers (as determined pursuant to SEC rules), our total shareholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the pay versus performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

Year	SCT Total for the Principal Executive Officer (“PEO”) (Current)(1)	CAP to PEO (Current)(2)	SCT Total for the Principal Executive Officer (“PEO”) (Former)(1)	CAP to PEO (Former)	Average SCT Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Net Loss (6)
2022	$563,063	$563,063	$0	$0	$500,000	$500,000	$6.57	$(4,761,954)
2021			$7,013,700	$7,013,700	$500,000	$500,000	$28.86	$(13,348,331)

(1)	Stephen Snowdy was the PEO for the year ended December 31, 2022 and Steven A. Kriegsman was the PEO for the year ended December 31, 2021. For additional information, see “Executive Compensation—Summary Compensation Table.”
(2)	The amounts disclosed reflect the adjustments listed in the table below to the total amount reported in the SCT for the PEO.
(3)	John Caloz was the Non-PEO Named Executive Officer for each of the years ended December 31, 2022 and 2021.
(4)	There are no adjustments to report in the SCT for the PEO Named Executive Officers or for the non-PEO Named Executive Officer in calculating the CAP.
5)	The Company’s cumulative TSR assumes $100 was invested in the Company for the period starting December 31, 2020 through the end of each listed year. The calculation was adjusted for the 1-for-100 reverse stock split of the shares of the Company’s Common Stock, effective as of May 17, 2023. We did not pay dividends during the period.
(6)	The dollar amounts reported represent the amount of net loss attributable to the Company’s stockholders, in thousands, reflected in our consolidated audited financial statements for each applicable year.

We do not utilize TSR or net income (loss) as performance measures in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance as described in the Executive Compensation section of this Proxy Statement. The objectives against which the annual performance of our executive officers are measured are set to help further our endeavor to address significant unmet medical needs and to increase shareholder value.

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Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	LadRx’s cumulative TSR; and
●	LadRx’s net loss.

CAP and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Between the years ended December 31, 2021 and 2022, the value of an initial fixed $100 investment in our Common Stock based on cumulative TSR decreased, and the CAP to our current PEO also decreased between those years.

CAP and Company Net Income

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and our net income during the two most recently completed fiscal years.

Our net loss and our PEO compensation for the year ended December 31, 2021 reflects a settlement payment of $6.0 million to our former PEO.

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PROPOSAL 2

AMENDMENTS TO OUR GOVERNING DOCUMENTS TO DECLASSIFY THE STRUCTURE OF OUR BOARD OF DIRECTORS

Currently, our Certificate of Incorporation and Bylaws provide for the classification of our Board of Directors into three classes, which we refer to as Class I, Class II and Class III, with each class to consist as nearly as possible of an equal number of directors. Currently, one class of directors is to be elected at each Annual Meeting of Stockholders to serve for a term of three years. The director designated as a Class II director has a term of office expiring at this Annual Meeting; the director designated as a Class I director has a term of office expiring at the 2025 Annual Meeting of Stockholders; and the director designated as a Class III director has a term of office expiring at the 2024 Annual Meeting of Stockholders.

At the 2022 Annual Meeting of Stockholders, a precatory proposal to declassify the structure of the Board such that each director standing for election shall only be eligible to be elected for one-year terms was approved by the stockholders. The Board is asking its stockholders to approve at the Annual Meeting, a proposal approving and the amendments to our governing documents (our Certificate of Incorporation and our Bylaws) to declassify the structure of the Board of Directors. If adopted, we will then file amendments to our governing documents which will provide for a rolling declassification of the Board to be completed by our 2026 Annual Meeting of Stockholders (the “Declassification Amendment”).

Rationale for Phasing Out the Classified Structure of Our Board of Directors

The Board is committed to good corporate governance. The Board recognizes that there is a growing sentiment among the investment community in favor of annual elections, and that many U.S. public companies have eliminated their classified board structures in recent years. This is based on the argument that classified boards have the effect of reducing the accountability of directors to stockholders and, in certain cases, may thwart legitimate attempts by third parties to increase stockholder value. The Board believes that implementing annual elections for all directors would support the Board’s ongoing effort to adopt “best practices” that are in line with evolving corporate governance practices. The Board recognizes that our classified board structure may offer certain advantages, such as promoting continuity and stability in the management of our business and affairs and reducing vulnerability to coercive takeover tactics that do not benefit stockholders and may divert valuable management resources.

Proposed Amendments

The following description of the proposed amendments is a summary and is qualified by the full text of the proposed Certificate of Amendment to the Certificate of Incorporation, which is attached to this Proxy Statement as Appendix A (the “Certificate of Amendment”), with additions shown as underlined and deletions shown as struck through.

The Declassification Amendment will provide for a phased-in elimination of the classified structure of the Board over a three-year period commencing with the 2024 Annual Meeting of Stockholders. To comply with the General Corporation Law of the State of Delaware (the “DGCL”), the Declassification Amendment would not change the unexpired three-year terms of directors elected prior to the effectiveness of the Declassification Amendment (including director elected at the Annual Meeting). This would result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2026 Annual Meeting of Stockholders.

If the Declassification Amendment is approved by the stockholders, starting at the 2024 Annual Meeting of Stockholders, directors whose terms expire at those meeting will be nominated for re-election for one-year terms, and until their successors are duly elected and qualified. Therefore, beginning with the 2026 Annual Meeting of Stockholders, the entire Board would stand for election at each Annual Meeting of Stockholders for one-year terms.

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The following table illustrates how our classified Board of Directors will be phased out if our stockholders approve the Declassification Amendment, assuming no change in the number of our directors.

Annual Meeting Year	Number of Directors to be Elected (Class)	Term of Directors Elected (Year of Expiration)
2024	1 (Class III)	One-year term (expires 2025)
2025	2 (Class I and Class III)	One-year term (expires 2026)
2026	3 (All Directors)	One-year term (expires 2027)

The Board of Directors reserves the right to abandon the proposed Certificate of Amendment at any time prior to the effectiveness of the Certificate of Amendment.

Amendments to Our Bylaws

If the proposed Certificate of Amendment is approved by our stockholders, the Board of Directors will approve certain amendments to our Bylaws to, among other things, remove references to the classified board structure. Pursuant to our Certificate of Incorporation and the DGCL, the amendments to our Bylaws are not subject to stockholder approval.

Approval of the Declassification Amendments will also constitute stockholder approval the Bylaws to provide that directors may be removed in the manner provided in Section 141(k) of the DGCL so that, once the Board of Directors is no longer classified, any director may be removed without cause by the affirmative vote of a majority of our Common Stock outstanding and entitled to vote, all as set forth in Appendix B, with additions shown as underlined and deletions shown as struck through.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 2 is required for approval of Proposal 2. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST Proposal 2, and broker non-votes will have no effect on the results of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENTS TO OUR GOVERNING DOCUMENTS TO DECLASSIFY THE STRUCTURE OF THE BOARD OF DIRECTORS.

28

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR

Weinberg & Company (“Weinberg”), has served as our independent registered public accounting firm effective June 21, 2019 and has audited our consolidated financial statements for each of the years ended December 31, 2019, 2020, 2021 and 2022. Weinberg does not have and has not had any financial interest, direct or indirect, in LadRx, and does not have and has not had any connection with LadRx except in its professional capacity as our independent auditors.

The Audit Committee has selected Weinberg to serve as our independent registered public accounting firm for the year ending December 31, 2023. The ratification by our stockholders of the appointment of Weinberg is not required by law or by our Bylaws. Our Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this appointment for ratification by the stockholders. If this appointment is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its appointment of Weinberg. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Committee determines that such a change would be in the best interests of LadRx and its stockholders.

Any material non-audit services to be provided by Weinberg are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

We expect that representatives of Weinberg will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The fees for the year ended December 31, 2022 from Weinberg for professional services rendered in connection with the audit of our annual consolidated financial statements and reviews of our unaudited consolidated financial statements were approximately $125,000.

The fees for the year ended December 31, 2021 from Weinberg for professional services rendered in connection with the audit of our annual consolidated financial statements and reviews of our unaudited consolidated financial statements and registration statements on Form S-3 were approximately $130,000.

Audit-Related Fees

There were no audit-related fees for the years ended December 31, 2022 and December 31, 2021 from Weinberg.

All Other Fees

No other services were rendered by Weinberg in either year ended December 31, 2022 or 2021.

Tax Fees

The aggregate fees billed by Weinberg for professional services for tax compliance were approximately $26,000 for the year ended December 31, 2022. The aggregate fees billed by Weinberg for professional services for tax compliance were approximately $30,000 for the year ended December 31, 2021.

Pre-Approval Policies and Procedures

It is the policy of our Audit Committee that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit, provided to us by Weinberg for the years ended December 31, 2022 and 2021.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 3 is required for approval of Proposal 3. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST Proposal 3, and broker non-votes will have no effect on the results of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR.

29

PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

The Company is seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on the approval of the compensation of the Company’s Named Executive Officers as described in the summary compensation table and related material contained in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee or the Board. However, the Compensation Committee and Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Company’s compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation tables and the related material disclosed in this Proxy Statement, is hereby APPROVED.”

We currently hold advisory votes on executive compensation every year, and the next “say-on-pay” vote will occur at the Annual Meeting of Stockholders in 2024. The next vote on the frequency of “say-on-pay” votes will also occur at the Annual Meeting of Stockholders in 2024.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 5 is required for advisory approval of Proposal 4. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST the advisory vote, and broker non-votes will have no effect on the results of the advisory vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

30

PROPOSAL 5

APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF HOLDING AN

ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION

Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) requires that, at least once every six years, we provide our stockholders with the opportunity to indicate how frequently we should seek an advisory vote to approve the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 4 in this Proxy Statement. By voting on this Proposal 5, stockholders may indicate whether they would prefer an advisory and non-binding vote on named executive officer compensation every one year, two years, or three years, or they may withhold from such advisory vote.

Our Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate option for our Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an advisory vote on executive compensation every three years will allow our stockholders to provide us with their direct input on our compensation philosophy, policies, and practices as disclosed in the Proxy Statement. A period of three years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to our stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. We understand that our stockholders may have different views as to what is the best approach for our Company, and we look forward to hearing from our stockholders on this Proposal 5.

Please mark on the proxy card your preference as to the frequency of holding stockholder advisory votes on executive compensation every “one year”, “two years”, or “three years”, or you may mark the “WITHHOLD AUTHORITY” box on the proxy card.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 5 is required for advisory approval of Proposal 5. Because there are three substantive voting options in respect of this Proposal 5, it is possible that none of them would receive an affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. In such case, the frequency receiving the greatest number of votes cast (i.e., every year, every two years or every three years) will be considered the frequency selected by our stockholders. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST the advisory vote, and broker non-votes will have no effect on the results of the advisory vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS EVERY “THREE YEARS”.

31

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Under SEC Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2024 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by not fewer than 120 days before the anniversary of the mailing of the release of this Proxy Statement, or March 30, 2024. However, if the date of our 2024 Annual Meeting of Stockholders changes by more than 30 days from the date on which our Annual Meeting is held, then the deadline would be a reasonable time before we begin to print and send our proxy materials for our 2024 Annual Meeting of Stockholders. Notice of stockholder proposals submitted outside of SEC Rule 14a-8 must be received by the same date.

Stockholder proposals submitted other than for inclusion in our proxy materials or stockholder nominations for director must submit notice of such proposals or nominations by personal delivery or registered mail not fewer than 120 days before the anniversary of the mailing of the release of this Proxy Statement, or March 30, 2024, nor more than 150 days before the anniversary of the mailing of this Proxy Statement, or February 29, 2024.

32

OTHER MATTERS

Delivery of Proxy Materials to Households

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please contact your bank, broker or other nominee. Upon written request to us at LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary, or by telephone at 310-826-5648, we will promptly deliver without charge, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. In addition, stockholders sharing an address can request delivery in the future of only a single copy of our Annual Reports on Form 10-K or proxy statements if they are currently receiving multiple copies upon written or oral request to us at the address and telephone number stated above.

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. A copy of our Annual Report is also available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

33

Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report. These accompanying materials constitute our Annual Report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report, including the financial statements and the financial statement schedules. Copies of the exhibits to our Annual Report. Stockholders who would like such copies should direct their requests in writing to: LadRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

July 28, 2023	By Order of the Board of Directors

/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer, Treasurer and Senior Vice President

34

APPENDIX A

PROPOSED CERTIFICATE OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE STRUCTURE OF THE BOARD OF DIRECTORS

LadRx Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety Section 2 of Article NINTH and by replacing it with the following:

2. After the original or other By-Laws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the corporation may be exercised by the Board of Directors of the corporation~~; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation~~. Commencing with the election of directors at the 2024 Annual Meeting of Stockholders, the director in Class I will be up for election for a one-year term ending at the 2025 Annual Meeting of Stockholders. Commencing with the election of directors at the 2025 Annual Meeting of Stockholders, the director in Class III will be up for election for a one-year term ending at the 2026 Annual Meeting of Stockholders. Following the 2026 Annual Meeting of Stockholders, the Board of Directors shall no longer be classified and divided into classes and all directors will be elected for a term expiring at the following Annual Meeting of Stockholders or, if earlier, their death or resignation. If the number of directors is changed prior to the 2026 Annual Meeting of Stockholders, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equally as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that coincides with the remaining term of that class.

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: The effective date of this Certificate of Amendment to Restated Certificate of Incorporation shall be , 2023, at 9:00 a.m. EDT.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Restated Certificate of Incorporation this day of , 2023.

By:

A-1

APPENDIX B

AMENDMENT TO THE AMENDED AND RESTATED BY-LAWS OF LADRX CORPORATION

Pursuant to Article Ninth of the Restated Certificate of Incorporation of LadRx Corporation, a Delaware corporation (the “Company”), and Section 109 of the General Corporation Law of the State of Delaware, on the date hereof, (i) Article III, Section 3, and (ii) Article III Section 5 of the Amended and Restated By-laws of the Company (as amended heretofore, the “By-laws”), are hereby amended as follows:

3. ~~CLASSES,~~ ELECTION, TERM OF OFFICE AND VACANCIES. Prior to the 2026 Annual Meeting of Stockholders, the directors shall be divided into three classes, designated as Classes I, II and III, with each class consisting as nearly as possible of one-third (1/3) of the total number of directors. Commencing with the election of directors at the 2024 annual meeting of stockholders, the director in Class I will be up for election for a one-year term ending at the 2025 annual meeting of stockholders. Commencing with the election of directors at the 2025 annual meeting of stockholders, the director in Class III will be up for election for a one-year term ending at the 2026 annual meeting of stockholders. Beginning with the 2026 annual meeting of stockholders, the Board of Directors shall no longer be classified and divided into classes. If the number of directors is changed prior to the 2026 annual meeting of stockholders, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equally as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that coincides with the remaining term of that class. ~~The directors elected at the 1997 annual meeting of stockholders shall be placed in such classes and shall serve such terms as were described in the proxy statement delivered to the Corporation’s stockholders in connection with such meeting. At the 1998 annual meeting of stockholders and at each subsequent annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders.~~ The directors shall be elected at annual meetings of the stockholders, and each director elected shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. In the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, any vacancy in the Board resulting from a newly created directorship or from the death, resignation or removal of a director may be filled by the vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director selected to fill such vacancy shall serve until the end of the term of the position filled or until his or her successor is elected and qualified or his or her earlier death, resignation or removal.

5. REMOVAL OF DIRECTORS. Any or all of the directors may be removed from the Board ~~only for cause, by action of the stockholders~~ in the manner provided in Section 141(k) of the DGCL.

B-1

LADRX CORPORATION
ATTN: JOHN CALOZ
11726 SAN VICENTE BLVD.
SUITE 650
LOS ANGELES, CA 90049

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V21008-P97585 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LADRX CORPORATION

The Board of Directors recommends you vote FOR the following:

Nominee:	For	Withhold
1a. Joel Caldwell	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. The approval, on an advisory basis, regarding the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.	☐	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and AR10K are available at www.proxyvote.com

V21009-P97585

LADRX CORPORATION
Annual Meeting of Stockholders
September 6, 2023 at 10:00 A.M. Pacific Daylight Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of LadRx Corporation (the "Company") hereby revokes all prior proxies and constitutes and appoints Mr. John Y. Caloz as proxy and attorney-in-fact, with full power of substitution, to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 11726 San Vicente Blvd, Suite 650, Los Angeles, CA 90049 at 10:00 A.M., Pacific Daylight Time on Wednesday, September 6, 2023 and at any postponement or adjournment thereof (the "Annual Meeting"), upon the Proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated July 28, 2023, the receipt of which is acknowledged, in the manner specified below.

This Proxy, if properly executed and returned prior to the Annual Meeting, will be voted in the manner directed above. If no direction is made, this Proxy will be voted in accordance with the recommendations of the LadRx Board of Directors for Proposals 1, 2, 3, 4, and 3 YEARS for Proposal 5. In the proxy holder's discretion on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side